Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE HONEST COMPANY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Amendment Two

Logistics Services Agreement

This Amendment Two (“Amendment”) to the Agreement by and between Ozburn-Hessey Logistics, LLC d/b/a OHL (“OHL”) and The Honest Company (“Honest”) collectively referred to as the (“Parties”), is made and entered into as of this 3rd day of October, 2014.

Whereas OHL and Honest entered into a Logistics Services Agreement dated January 27, 2014, (the “Agreement”);

Whereas OHL and Honest desire to amend the Agreement for the purpose of OHL storing and handling overflow of Honest Products as stated herein;

1.

Effective as of October 3, 2014 through December 31, 2014, OHL will provide overflow storage and handling for Honest at the Warehouse facility located at 4060 East Jurupa Street, Ontario, CA 91761 (“Ontario Overflow Facility”).

2.	Product received at the Ontario Overflow Facility will be shipped from the Honest warehouse in Ontario, CA, or Honest’s manufacturers. The Products will consist of baby wipes and diapers.

3.	Outbound shipments from the Ontario Overflow Facility will be shipped to the Honest distribution location.

4.

Rates for the Services to be provided at the Ontario Overflow facility shall be as stated within the following Exhibit B – Rates (Ontario Overflow Facility). Additional services and applicable rates shall be mutually agreed upon by the Parties.

All other terms of the Agreement not specifically stated or amended herein remain unchanged.

In witness whereof, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

Ozburn-Hessey Logistics, LLC	The Honest Company

/s/ Randy Tucker	/s/ Catherine Chen
Randy Tucker, President Contract Logistics and Transportation Management	Catherine Chen
Name and Title
Date: 10/03/14	Date: 10/3/14

Exhibit B – Rates (Ontario Overflow Facility)

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